UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 20, 2017

WESTBURY BANCORP, INC.
(Exact name of registrant as specified in charter)

Maryland
(State or other jurisdiction of incorporation)

001-35871	46-1834307
(Commission File Number)	(I.R.S. Employer I.D. Number)

200 South Main Street West Bend, WI	53095
(Address of Principal Executive Offices)	(Zip Code)

(262) 334-5563
(Registrant's telephone number; including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 20, 2017, the board of directors of Westbury Bancorp, Inc. (the "Company") approved a decision to voluntarily delist the Company's common stock from the NASDAQ Capital Market ("NASDAQ") and deregister its common stock with the Securities and Exchange Commission (the "SEC"). On September 26, 2017, the Company notified NASDAQ of its intention to file a Form 25 (Notification of Removal from Listing) with the SEC on or about October 6, 2017 to effect the delisting from NASDAQ of the Company's common stock and the deregistration of the Company's common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). It is anticipated that the delisting will become effective October 16, 2017, ten days after filing the Form 25. As a result, the Company expects the last day of trading of its shares of common stock on NASDAQ will be on or about October 13, 2017. The Company expects that its common stock will be quoted on the OTCQX Market on or about October 16, 2017.

On October 16, 2017, the Company also intends to file a Form 15 with the SEC to terminate registration under Section 12(g) of the Exchange Act. It is expected that the Section 12(b) deregistration will be effective on January 4, 2018, while the Section 12(g) deregistration will be effective on January 15, 2018. On January 15, 2018, the Company intends to file a second Form 15 to suspend the Company's duty to file reports under Section 15(d) of the Exchange Act.

Concurrently with the delivery of the notification to NASDAQ, the Company issued a press release regarding its intention to voluntarily delist and deregister its common stock, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.        Description
99.1            Press Release dated September 26, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WESTBURY BANCORP, INC.
Date: September 26, 2017
By:     /s/ Kirk J. Emerich
Kirk J. Emerich, Executive Vice President and
Chief Financial Officer